Exhibit 99.1

An AI-Powered Marketplace Platform Helping SMBs Access Better Self-Funded Health Plans

Disclaimer & Safe Harbor This presentation has been prepared by the Health In Tech, Inc. (the "Company," "Health In Tech," "HIT," "we," "our," or "us") solely for informational purposes. The information included herein in this presentation has not been independently verified. No representations, warranties or undertakings, express or implied, are made by the Company or any of its affiliates, advisers or representatives as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this presentation. 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This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. In evaluating its business, the Company uses certain non-GAAP measures as supplemental measures to review and assess its operating and financial performance. These non-GAAP financial measures have limitations as analytical tools, and when assessing the Company's operating and financial performances, investors should not consider them in isolation, or as a substitute for any consolidated statement of operations data prepared in accordance with U.S. GAAP. Reconciliation of any non-GAAP financial measures to their closest corresponding GAAP measures is provided in the Appendix to this presentation. 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Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: the Company's liquidity position and ability to access capital; the Company's ability to continue as a going concern; employee attrition and the Company's ability to retain senior management and other key personnel; the Company's ability to enhance its existing products and services; product and service quality issues; and market competition. Further information on these and other factors that could affect the Company's financial results is included in the reports on Form 10-K, Quarterly Reports on Form 10-Q and other periodic filings with the Securities and Exchange Commission from time to time. Because of the risks and uncertainties, the Company cautions you not to place undue reliance on these statements, which speak only as of the date of this presentation. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. Except as expressly required by the federal securities laws, we undertake no obligation, and specifically disclaim any obligation, to release any revision to any forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. 2

Health In Tech – Disrupting Healthcare Insurance Market

HIT Helps Small & Medium Size Businesses ("*SMBs*") Access Cheaper Healthcare Faster Through its Proprietary Product Suite

Operates in Massive Under-Penetrated Market[1]

Proven, Scalable, Profitable, High Growth Business

Fee Driven Business with No Plan or Underwriting Risk Exposure

Highly Aligned Executive Leadership with Significant Ownership

Revenue



Revenue ($M's)
$50.0M[3]
$45.0M
~69% CAGR[2][3]
$33.3M
$19.2M
$19.5M
$5.8M
2022
2023
2024
2025
2026[3] Guidance

Key Market Statistics[4]

Nasdaq: HIT **HQ: Stuart, FL**

~$67M	~65.5M	$1.02
Market Cap	*Shares Out.*	*Stock Price*

(1) Sources: Centers for Medicare & Medicaid Services 2024 Data and IBISWorld Assessment: Health & Medical Insurance in the US - Market Size (2004-2032), available, respectively, at: https://www.cms.gov/data-research/statistics-trends-and-reports/national-health-expenditure-data/historical & https://www.ibisworld.com/united-states/market-size/health-medical-insurance/1324/

(2) CAGR is calculated from 2022 to the Mid-Point of 2026 Revenue Guidance of $47.5M

(3) This is not a projection or guarantee of future results but rather is solely the guidance the Company reiterated in connection with its second quarter 2026 earnings release. The Company's actual results may vary significantly from this range.

(4) As of Market Close 8/12/2026

3

I Business Overview

Problem: Access to Self-Funded Healthcare Plans

Self-funded plans provide material benefits vs. fully insured plans. Complexity of successfully implementing self-funded plans has impacted market penetration, especially for small businesses with limited resources.

Businesses want the cost and flexibility benefits provided by Self-Funded Healthcare Plans (“*SFPs*”)

Complexity of SFPs have made implementation unrealistic for many business

Health In Tech’s AI-powered solutions remove barriers, enabling SMBs to benefit from SFPs

Self-Funded Plan Penetration %[(1)]


Small Business 27%
Large Business 80%

Estimated Self-Funded Savings[(2)]

15 – 20%

(1) KFF 2025 Employer Health Benefit Survey, “2025 Employer Health Benefits Survey - Summary of Findings.”
(2) Intercept Health October 2024, “The Hidden Cost of Fully Insured Plans: Why Self-Funding is Usually Better for Employers - intercept.health,”

5

AI Powered Platform Enables Self-Funded Plan Penetration 6 Health In Tech makes self-funded health insurance more accessible by integrating health plan administration and stop loss underwriting into one unified platform

Tailored Coverage Starts with SMR: Intelligent Plan Design

Plan Design & Customization | Underwriting & Risk Assessment | Provider Network Integration

eDIYBS Do It Yourself Benefit Systems

HIPerformance NETWORK

Manages relationship with brokers, third-party administrators ("TPAs"), and other vendors to create uniquely tailored cost saving plans

Pulls understanding of vendor needs and capabilities into a singular clear platform

Solves the complexity issue for SMBs


TPAs
Healthcare Networks
Telemed Companies
Carriers
PBMs
Medical MGMT Companies
Brokers

7

Bundle Self-Funded Health Plan + Stop-Loss Insurance

Plan Design & Customization | **Underwriting & Risk Assessment** | Provider Network Integration

eDIYBS is a proprietary software offering which allows brokers to access bindable self-funded plan quotes in minutes

Workflow is trained via proprietary healthcare data vs public data sets

Speed and ease of bindable quotes allow for enhanced plan flexibility and cost savings


Legacy Quoting Procedures
Package Creation
Nurse Review
Bindable Proposal
Applications
Quotes
Final Quote
~12 days to 3 months(1)


hi+
12
Plans
eDIYBS
Do It Yourself Benefit Systems
4
Tiers
Bindable Proposal Presented
~2 minutes to 2 weeks(2)

(1) About 12 days for employer groups of 10–100 employees & about 3 months for groups exceeding 100 employees
(2) About 2 minutes for employer groups of 10–100 employees & about two weeks for groups exceeding 100 employees

8

Nationwide Coverage Powered by HI Performance Network (1) All numbers as of June 30, 2026. (2) https://advancedbenefitconsulting.com/reference-based-pricing-key-to-solving-health-insurance-industry-cost-issues/ 50 States(1) 1.5M+ Provider Locations (1) 9 Nationwide reach with direct Medicare – based contracts across 50 states (1) Seamless integration with HIT's platform enables real-time claims and care coordination Medicare-based pricing drives 20%+ average cost savings vs. traditional commercial rates (2) Plan Design & Customization Underwriting & Risk Assessment Provider Network Integration

Health In Tech makes self-funded health insurance more accessible by integrating health plan administration and stop loss underwriting into one unified platform How HIT Makes Money Today (1) Based on size of business (2) Refer to the Company's 10-Q filing for the period ended June 30, 2026. Self-funded Stop Loss Insurance Program for Employers (12- or 36-month term) = Stop Loss Insurance + Self-funded Healthcare Plan Plan designs and vendor management for employers Monthly Administrative Fee(1) Recurring Revenue over policy terms of 12 or 36 months Underwriting for Carriers % of stop-loss gross premiums 10 ~16% of Revenue in Q2 2026(2) ~84% of Revenue in Q2 2026(2)

HIT By The Numbers

As of June 30, 2026

38
States with Clients

396
Business Clients

933
Brokers, Agencies & TPAs

$32.3M
Contracted Revenue(1)

$66.3M
Pipeline Revenue(2)
as of July 31, 2026

$84.0M
Platform Placed Plan Value(3)

	Revenue	Adj. EBITDA(4)
Q2 2026	$8.1M *-14% YoY*	$(1.3)M *n/a*
Q2 2025	$9.3M *+86% YoY*	$1.6M *+134% YoY*
FY 2025	$33.3M *+71% YoY*	$4.1M *+81% YoY*

	Revenue	Adj. EBITDA(4)
1H 2026	$16.8M *-3% YoY*	$(2.6)M *n/a*
1H 2025	$17.3M *+71% YoY*	$2.8M *+146% YoY*

(1) Contracted Revenue represents the total revenue expected to be generated over the contractual term of self-funded health plan policies placed through the Company's platform.

(2) Pipeline Revenue represents revenue from self-funded plan policies that are being quoted, are in binding status, or have been contracted subsequent to the end of the reporting period. This metric reflects the entire contractual term of the underlying policies, some of which may not ultimately convert to revenue.

(3) Platform Placed Plan Value represents the aggregate contractual value of self-funded health plans with stop-loss insurance (self-funded stop-loss plans) placed through the Company's platform during the fiscal year through the applicable fiscal quarter end, measured over each plan's full contractual term of typically 12 or 36 months from the plan's effective date.

(4) Adjusted EBITDA represents our net income (loss) attributable to common stockholders before net interest expense, taxes and amortization expense, adjusted to eliminate stock-based compensation expense, including employer payroll taxes related to stock-based awards, provision for credit losses on other receivables and other non-recurring items. Adjusted EBITDA is not a measure calculated in accordance with United States Generally Accepted Accounting Principles, or GAAP. Please refer to Appendix Slide 22 of this presentation for a reconciliation of Adjusted EBITDA to net income (loss) attributable to common stockholders, the most comparable GAAP measurement, for the three months and six months ended June 30, 2025, and 2026. We exclude certain non-recurring or non-cash items when calculating Adjusted EBITDA.

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What Health In Tech is NOT A Risk-Bearing Insurer or Carrier (HIT does not hold any plan risk) An Entity with Underwriting Risk (eDIYBS generates quotes/binds; carriers & stop-loss providers bear the risk) Liable for Claims Outcomes (HIT has zero financial exposure) Exposed to Catastrophic Losses (Stone Mountain Risk models & delivers stop- loss protection; HIT enables only) HIT has NO Plan Risk Exposure Pure-opportunity model: Tech-enabled, fee-based, scalable upside with zero downside from claims or risk 12

HIT is Powering and Accelerating AI Disruption 13 The Health In Tech marketplace wins — AI accelerates value inside our platform, not outside of it HIT is a marketplace platform uniting an ecosystem of vendors HIT is the platform disruptors use to access the marketplace and deliver growth Distribution and marketplace capabilities insulate HIT from single-vendor AI disruption

More Data Monetizing proprietary data lake will enhance cross-selling opportunities and entry into new markets More Products Introducing novel new products such as Three-Year Rate Stabilization Program, HitRix, and others More Managing General Underwriters ("MGUs") & Carriers Driving MGUs onto the HIT platform to leverage AI-enabled underwriting feature Multiple Pathways to Drive Outsized Growth 14 More Brokers 1 2 3 4 HIT in-house sales team is focused on increasing awareness and driving broker count in 2026 and beyond

II Financials & Conclusion

Revenue and Forward Visibility (1) Contracted Revenue represents the total revenue expected to be generated over the contractual term of self-funded health plan policies placed through the Company's platform. (2) Pipeline Revenue represents revenue from self-funded plan policies that are being quoted, are in binding status, or have been contracted subsequent to the end of the reporting period. This metric reflects the entire contractual term of the underlying policies, some of which may not ultimately convert to revenue. Total Revenue ($ in millions) Historical + 2026 Guidance $19.5 2024 $33.3 2025 $45.0 $50.0 2026E +71% +35% to +50% 2026 revenue guidance reaffirmed at $45M–$50M Contracted Revenue1 ($ in millions) From 1H 2026 business activity, as of June 30, 2026 $32.3M $1.0M 2027 $14.0M 2H 2026 $17.3M 1H 2026 (Recognized) Pipeline Revenue2 ($ in millions) As of July 31, 2026 $66.3M $1.9M contracted post Q2 $64.4M in quoting or binding 16

Distribution Partner Growth 17 Brokers, Third-Party Administrators (TPAs), and Agencies 692 3/31/25 778 6/30/25 849 9/30/25 858 12/31/25 896 3/31/26 933 6/30/26 +19.9% Year-over-Year Growth 6/30/25 → 6/30/26 +155 Net New Partners Added in trailing 12 months +34.8% Growth Since Q1 2025 692 → 933 over five quarters

Conclusions Platform removes complexity and provides novel AI-powered products and solutions Operating in massive, underserved market based on legacy structures Proven business model poised to drive outsized growth No plan risk or underwriting risk exposure Highly aligned leadership team 18 Revenue Revenue ($M's) (1) CAGR is calculated from 2022 to the Mid-Point of Revenue Guidance of $47.5M (2) This is not a projection or guarantee of future results but rather is solely the guidance the Company reiterated in connection with its second quarter 2026 earnings release. The Company's actual results may vary significantly from this range. (2) (2)

III Appendix

Financial Results (1) Please refer to Appendix Slide 22 of this presentation for a reconciliation of Adjusted EBITDA to Net (loss) income attributable to common stockholders, the most comparable GAAP measurement, for the quarters and six months ended June 30, 2025, and 2026. 20 Three Months Ended 6/30 Six Months Ended 6/30 (In millions) 2025 2026 2025 2026 Total Revenue $9.3 $8.1 $17.3 $16.8 Gross Profit $6.3 $3.9 $11.7 $8.4 Gross Margin Percent 67.7% 48.7% 67.3% 50.1% Total Operating Expenses $5.6 $7.4 $10.5 $14.0 Net Income (Loss) $0.6 $(2.5) $1.1 $(4.1) Income (Loss) before income taxes $0.8 $(3.3) $1.5 $(5.4) Adjusted EBITDA (1) $1.6 $(1.3) $2.8 $(2.6)

Balance Sheet Highlights 21 Cash and Cash Equivalents ($ in millions) Working Capital ($ in millions) Stockholders' Equity ($ in millions) $8.1 $7.7 $6.5 6/30/25 12/31/25 6/30/26 $9.5 $11.0 $11.8 6/30/25 12/31/25 6/30/26 $16.4 $17.1 $19.6 6/30/25 12/31/25 6/30/26

GAAP To Non-GAAP Reconciliation – Adjusted EBITDA(1) 22 Three Months Ended June 30, Six Months Ended June 30, (in dollars) 2025 2026 2025 2026 Net income (loss) attributable to common stockholders 630,631 (2,511,024) 1,129,223 (4,099,305) Interest income (108,198) (69,568) (193,564) (137,039) Amortization expense 135,983 320,320 271,966 723,787 Income tax expense (benefit) 202,637 (809,888) 388,468 (1,289,957) Stock-based compensation expense, including employer payroll taxes related to stock-based awards 707,963 959,969 1,201,134 1,403,808 Provision for credit losses on other receivables - 739,773 - 739,773 Other non-recurring items - 37,341 - 37,341 Total net adjustments 938,385 1,177,947 1,668,004 1,477,713 Adjusted EBITDA 1,569,016 (1,333,077) 2,797,227 (2,621,592) (1) Adjusted EBITDA represents our net income (loss) attributable to common stockholders before net interest expense, taxes and amortization expense, adjusted to eliminate stock-based compensation expense, including employer payroll taxes related to stock-based awards, provision for credit losses on other receivables and other non-recurring items. Adjusted EBITDA is not a measure calculated in accordance with United States Generally Accepted Accounting Principles, or GAAP. We exclude certain non-recurring or non-cash items when calculating Adjusted EBITDA, and we believe this approach provides a more meaningful measure by offering a clearer view of our underlying operational performance.